SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2005

                                   BICO, INC.
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             (Exact name of Registrant as specified in its charter)

                                  Pennsylvania
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                 (State or other jurisdiction of incorporation)

         Pennsylvania                0-10822                     25-1229323
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(State or other jurisdiction  (Commission File No.)          (I.R.S. Employer
      of incorporation)                                      Identification No.)
                                   One Wakonda
                             Dove Canyon, California                92679
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                    (Address of principal executive offices)     (Zip Code)

                                 (949) 367-1362
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               Registrant's telephone number, including area code

                             2275 Swallow Hill Road
                                   Bldg. 2500
                            Pittsburgh, Pennsylvania
                                      15220
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          (Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement.

On July 1, 2006, BICO entered into a Stock Purchase and Recapitalization Agreement ("Agreement") to acquire 100% of the issued and outstanding shares of MobiClear Limited, a corporation formed in the United Kingdom ("MobiClear"). Pursuant to the Agreement, at the closing of the transaction the current shareholders of MobiClear will receive common stock of the Company equal to approximately 85% ownership. To facilitate the exchange of shares as a tax deferred merger reorganization, a merger subsidiary will be formed in New York. The transaction is expected to close within 30 days.


Item 3.03     Material Modification to Rights of Equity Holders.

There will be a reverse stock split of the Company's common stock at a ratio of 1 share for 1,500 shares. The Company will take action to implement the reverse stock split upon the removal of all contingencies to closing of the transaction, not less than 10 days before the actual closing of the transaction.

Item 9.01     Financial Statements and Exhibits.

     (c) Exhibits.

     The following documents are being filed herewith by BICO as exhibits to this Current Report on Form 8-K:

1.1  Stock Purchase and Recapitalization Agreement.

99.1 Press release of BICO dated July 5, 2006.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BICO, INC.
                                             (Registrant)


Date:  July 6, 2006                          By:  /s/  Richard M. Greenwood
                                               --------------------------------
                                                       Richard M. Greenwood
                                                       Chief Executive Officer
                                                       and President